THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

US$0.83367 SHARES FOR DEBT SUBSCRIPTION AGREEMENT

TO:	URANIUM ENERGY CORP. (the "Corporation"). 500 North Shoreline, Suite 800N, Corpus Christi, Texas, U.S.A., 78471 Phone: (361) 888-8235 and Fax: (361) 888-5041
FROM:	_____________________________________________________________________________. (Investor Name)
RE:	US$0.83367 per share of common stock (each, a "Share").

_____________________________________________________________________

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION AGREEMENT

_____________________________________________________________________

As of the date of the execution of this Subscription Agreement by the Investor the Corporation was indebted to the Investor in not less than the aggregate sum which is set forth on the following page as "Total Outstanding Debt Being Settled" (the "Outstanding Debt") and, as a consequence of such Outstanding Debt, the Corporation has agreed to issue and the Investor has agreed to accept an aggregate of that number of Shares as set forth on the following page as "Number of Shares", at a deemed settlement price of US$0.83367 per Share, in full and complete satisfaction of such Outstanding Debt with the Corporation. In that respect the Corporation hereby offers, and the Investor hereby accepts, the Shares in full and complete settlement of such Outstanding Debt with the Corporation and on the terms and conditions as set forth in this Subscription Agreement.

1.       Please complete the information required on page 3 of this Subscription Agreement with respect to subscription amounts and registration and delivery particulars for the Share certificates.

2.       Please complete the applicable forms (the "Forms") at the end of this Subscription Agreement as follows:

(a)       All Investors (Canadian residents, U.S. Persons (see definition) and others) must establish an exemption under applicable Canadian securities laws;

(b)       As such, all Investors must satisfy at least one of the exemptions set forth in Section 6.1(a), (b), (c) or (d) of this Subscription Agreement by signing Schedule A - Representation Letter. If an Investor is relying on the "accredited investor" exemption set forth in Section 6.1(d) of the Subscription Agreement, the Investor must complete and sign Appendix I to Schedule A, and if applicable, Appendices II and III of Schedule A. If an Investor is relying on the "family, friends and business associates" exemption set forth in Section 6.1(b) of the Subscription Agreement, the Investor must complete and sign Appendix IV of Schedule A, and if applicable, Appendix V of Schedule A; and

(c)       In addition, Investors who are U.S. Persons (see definition), or who were offered the Shares in the United States, or who execute or deliver this Subscription Agreement in the United States, must be "accredited investors" within the meaning assigned in Rule 501(a) of Regulation D promulgated under the U.S. Securities Act, and must complete and sign Schedule B - Certificate of U.S. Purchaser.

3.       All Investors must courier, email and/or fax completed forms either: (a) to counsel for the Corporation, McMillan LLP, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, Attention: Thomas J. Deutsch (email: thomas.deutsch@mcmillan.ca or fax: (604) 893-2679); or (b) to the Corporation, located at 500 North Shoreline, Suite 800N, Corpus Christi, Texas, U.S.A., 78471; Attention: Amir Adnani, President and Chief Executive Officer (email: aadnani@uraniumenergy.com or fax: (361) 888-5041). All monetary amounts herein are in Canadian (CAD) dollars unless otherwise stated to be in United States (US) dollars.

In this regard, and should the Investor's subscription be submitted to counsel for the Corporation, in trust or otherwise, then the Investor agrees that the Corporation's counsel shall have no accountability to the Investor whatsoever and acknowledges that the Corporation's counsel is merely a recipient for the Corporation and has no obligation of any nature to the Investor. Under no circumstances shall the Corporation's counsel be considered to be giving legal or other advice or services to the Investor and no communication between the Investor and the Corporation's counsel shall be considered advice (at the most only administrative subscription assistance on behalf of the Corporation) and the Investor shall rely solely and exclusively on the Investor's own judgment and the advice of the Investor's own counsel.

__________

INVESTOR information below:

___________________________________________
(Name of Investor - please print)

___________________________________________
(Signature of Investor)

___________________________________________
(Official Capacity or Title of Signatory if Investor is not an individual - please print)

___________________________________________
(Please print name of individual whose signature appears above if different than the name of the name of the Investor printed above.)

___________________________________________
(Investor's Address)

___________________________________________

___________________________________________
(Investor's Telephone Number and Fax Number)

___________________________________________
(Investor's E-Mail Address (optional))

SUBSCRIPTION information below: Total Outstanding Debt Being Settled: $_____________ (Based on an exchange rate of US$1.00 = CAD$1.3876) Number of Shares: ________________________

The Corporation reserves the right to accept this subscription in whole or in part.

REGISTER the Shares as set forth below:

___________________________________________
(Name)

___________________________________________
(Account reference, if applicable)

___________________________________________
(Address)

___________________________________________

DELIVER the Shares as set forth below:

___________________________________________
(Name)

___________________________________________
(Account reference, if applicable)

___________________________________________
(Contact Name)

___________________________________________
(Address)

___________________________________________

___________________________________________
(Telephone Number)

__________

OTHER INFORMATION TO BE COMPLETED BY EACH INVESTOR

A.       Insider Status. The Investor either [CHECK WHERE APPROPRIATE]:

_____	is NOT an "Insider" of the Corporation as defined in the Securities Act (British Columbia); or
_____	is an "Insider" of the Corporation as defined in the Securities Act (British Columbia); namely: "Insider" means either:
	1.	a director or senior officer of the Corporation;
	2.	a director or senior officer of a person that is itself an insider or subsidiary of the Corporation;
	3.	a person that has:
(a) direct or indirect beneficial ownership of;
(b) control or direction over; or
(c)

a combination of direct or indirect beneficial ownership of and of control or direction over securities of the Corporation carrying more than 10% of the voting rights attached to all the Corporation's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

	4.	the Corporation itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

B.       Registrant Status. The Investor either [CHECK WHERE APPROPRIATE]:
_____	is a person registered under the Securities Act (British Columbia); or
☑	is not a person registered under the Securities Act (British Columbia).

ACCEPTANCE: The Corporation hereby accepts the above subscription as to                     Shares.

URANIUM ENERGY CORP.
Per: _______________________________________ Authorized Signatory	Acceptance Date: ______________________, 2016.

__________

PURCHASE OF US$0.83367 SHARES EXEMPT FROM PROSPECTUS REQUIREMENTS

1.                         Definitions

1.1

(a)       "Accredited Investor" means, for an Investor resident in Canada or the United States, a high net worth or high income person as specifically defined on the relevant accredited investor forms attached hereto;(b)       "Applicable Securities Laws" means the securities legislation having application and the rules, policies, notices and orders issued by applicable securities regulatory authorities, including the Exchange, having application over this Offering and the Corporation including those laws in the jurisdiction in which the Investor is ordinarily resident;

(c)       "Closing" means a completion of an issue and sale by the Corporation and the purchase by the Investors of the Securities pursuant to this Subscription Agreement commencing at 9:00 a.m. Vancouver time on the Closing Date;

(d)       "Closing Date" means the date of each closing of the sale of Shares pursuant to this Subscription Agreement;

(e)       "Corporation" means Uranium Energy Corp., a corporation incorporated under the laws of the State of Nevada and includes any successor corporation thereto;

(f)       "EDGAR" means the Electronic Data-Gathering, Analysis, and Retrieval system of the SEC, accessible on the Internet at www.sec.gov;

(g)       "Exchange" means the NYSE MKT LLC stock exchange, the stock exchange on which the Corporation's shares are currently listed;

(h)       "Exemption" means the exemption from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

(i)       "fully managed" in relation to an account, means that the Investor has the discretion as to the account as contemplated by Applicable Securities Laws;

(j)       "International Jurisdiction" means a country other than Canada or the United States;

(k)       "Investor" means the person or persons named as Investor on the face page of this Subscription Agreement and, if more than one person is so named, means all of them jointly and severally;

(l)       "material" means material in relation to the Corporation and any subsidiary considered on a consolidated basis;

(m)       "material change" means any change in the business, operations, assets, liabilities, ownership or capital of the Corporation and any subsidiary considered on a consolidated basis that would reasonably be expected to have a significant effect on the market price or value of the Corporation's securities;

(n)       "material fact" means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Corporation's securities;

(o)       "misrepresentation" has the meaning ascribed to that term under Applicable Securities Laws;

(p)       "Offering" means the planned settlement of debt by the Corporation of up to an aggregate of US$__________, at a deemed settlement price of US$0.83367 per Share, on the terms set forth in this Subscription Agreement;

(q)       "Outstanding Debt" means the amount of indebtedness which is owed by the Corporation to the Investor of which the Investor has herein agreed to settle in consideration of the issuance by the Corporation to the Investor of Shares at deemed settlement price of US$0.83367 per Share on the terms set forth in this Subscription Agreement;

(r)       "Person" means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(s)       "Public Record" means information which has been publicly filed by the Corporation on SEDAR or on EDGAR;

(t)       "Regulation D" means Regulation D under the U.S. Securities Act;

(u)       "Regulation S" means Regulation S under the U.S. Securities Act;

(v)       "Regulatory Acceptance" means the acceptance of the transaction contemplated hereby and the approval for listing of the Shares by the Exchange;

(w)       "SEC" means the United States Securities and Exchange Commission;

(x)       "Securities" means the Shares;

(y)       "SEDAR" means the System for Electronic Document Analysis and Retrieval of the Canadian Securities Administrators, accessible on the Internet at www.sedar.com;

(z)       "Share" means a share of common stock in the capital of the Corporation, par value US$0.001 per share, as constituted on the date hereof;

(aa)       "Subscription Agreement" means this subscription agreement between the Investor and the Corporation, including all Schedules, and as it may be amended from time to time by mutual consent of the parties;

(bb)       "United States" means the "United States" as that term is defined in Regulation S;

(cc)       "U.S. Accredited Investor" means an "accredited investor" as that term is defined in Rule 501(a) of Regulation D;

(dd)       "U.S. Person" means a "U.S. person" as that term is defined in Regulation S;

(ee)       "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States of America; and

(ff)       "U.S. Subscriber" means: (i) any Person purchasing the Securities in the United States; (ii) any U.S. Person; (iii) any Person purchasing the Securities on behalf of any Person in the United States or any U.S. Person; (iv) any Person that receives or received an offer for the Securities while in the United States; or (v) any Person that is in the United States at the time the buy order was made or the Subscription Agreement was executed; provided, however, that a U.S. Subscriber shall not include any person who has any discretionary or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a professional fiduciary resident in the United States.

2.                         Prospectus Exempt Subscription Commitment

2.1                      The undersigned Investor hereby subscribes for and agrees to purchase from the Corporation, subject to the terms and conditions set forth herein, that number of Shares of the Corporation set out on the face page of this Subscription Agreement at the deemed settlement price of US$0.83367 per Share. Subject to the terms hereof, this subscription is an offer by the Investor and will be deemed to have become an agreement only upon its acceptance by the Corporation.

3.                         Description of the Offering of Shares

3.1                      This Subscription Agreement confirms the Investor's agreement to purchase from the Corporation, subject to the terms and conditions set forth herein, that number of Shares, at a deemed settlement price of US$0.83367 per Share, in consideration of the settlement by the Investor of the Outstanding Debt presently due and owing by the Corporation to the Investor set out on the Execution Page hereof.

4.                         Closing and Conditions

4.1                      The Investor must deliver or fax to the offices or fax number of either counsel for the Corporation or the Corporation (as set forth on the front page of this Subscription Agreement), on or before the Closing Date, this Subscription Agreement duly completed and executed in accordance with the instructions on the face page of this Subscription Agreement. On request by the Corporation, the Investor agrees to complete and deliver any other information as may reasonably be required by the Exchange or under Applicable Securities Laws to complete the purchase and sale contemplated by this Subscription Agreement.

4.2                      Delivery of the Shares will be completed by the Corporation at its offices on the Closing Date provided that all conditions to Closing have been met. On the Closing certificates representing the Shares will be delivered to the Investor as the Investor shall instruct. The Investor hereby waives receiving any prior notice of Closing.

4.3                      Once the Subscription Agreement is accepted by the Corporation, the completion of the sale of Shares contemplated by this Subscription Agreement is subject only to Regulatory Acceptance being obtained.

4.4                      The Investor hereby irrevocably appoints the Corporation to act as its agent for the purpose of acting as its representative at the Closing and hereby appoints the Corporation, with full power of substitution, as its true and lawful attorney in its place or stead to execute in its name and on its behalf all closing receipts and documents required, to complete or correct any errors or omissions in any form or document provided by the Investor, including this Subscription Agreement, to approve any opinion, certificate or other document addressed to the Investor, to waive, in whole or in part, any representation, warranty, covenant or condition for its benefit and contained in this Agreement, to terminate or not deliver this Agreement if any condition is not satisfied, in such manner and on such terms and conditions as the Corporation in its sole discretion thereof may determine, and to accept delivery of the certificate representing the Shares on the Closing Date.

5.                         Investor's Acknowledgements - Regarding Risk, Restrictions, Independent Advice

5.1                      The Investor represents and warrants and acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Investor is contracting hereunder) with the Corporation that:

(a)       its decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation, and that its decision is based entirely upon its review of information about the Corporation in the Public Record;

(b)       no prospectus has been filed by the Corporation with any securities commission or similar authority in Canada or elsewhere in connection with the issuance of the Securities hereunder, and the issuance and the sale of the Shares is subject to such sale being exempt from the prospectus requirements under Applicable Securities Laws and accordingly:

(i)       the Investor is restricted from using certain of the civil remedies available under such legislation;

(ii)       the Investor may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii)       the Corporation is relieved from certain obligations that would otherwise apply under such legislation;

(c)       the Investor (or others for whom the Investor is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it (or others for whom it is contracting hereunder) is solely responsible (and the Corporation is in no way responsible) for compliance with applicable resale restrictions;

(d)       to the knowledge of the Investor, the sale of the Shares was not accompanied by any public advertisement;

(e)       the Investor's offer made by this Subscription Agreement is (i) irrevocable and subject to the right of the Corporation to reject any subscription prior to Closing and (ii) requires acceptance by the Corporation;

(f)       this subscription is not enforceable by the Investor unless it has been accepted by the Corporation and the Investor waives any requirement on the Corporation's behalf to immediately communicate its acceptance for this subscription to the Investor;

(g)       the Securities are speculative investments which involve a substantial degree of risk;

(h)       the Investor is sophisticated in financial investments, has had access to and has received all information concerning the Corporation that the Investor has considered necessary in connection with the Investor's investment decision and the Investor will not receive an offering memorandum or similar disclosure document with respect to the Shares offered hereunder;

(i)       this subscription is not conditional on any other subscription completing. The Corporation may pay finder's or referral fees in connection with this Subscription Agreement in its discretion;

(j)       no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities; and

(k)       the Corporation will rely on the representations and warranties made herein or otherwise provided by the Investor in completing the sale and issue of the Shares to the Investor.

5.2                      The Investor hereby agrees that with respect to any personal information provided in this document or otherwise received by or in possession of the Corporation (collectively, the "Personal Information"), the Investor hereby consents to:

(a)       the disclosure of any Personal Information to the Exchange and such securities commissions as may have jurisdiction over the Corporation; and

(b)       the further collection, use and disclosure of any Personal Information by the aforesaid regulatory authorities for the discharge of their regulatory functions.

6.                         Investor's Prospectus Requirement Exemption Status

6.1                      The Investor, by the Investor's execution of this Subscription Agreement, hereby further represents, warrants to, and covenants with, the Corporation (which representations, warranties and covenants shall survive the Closing of the Offering) that the Investor is purchasing the Shares as principal for its own account, that the Investor is not purchasing such Shares for the benefit of any other person, that the Investor is not purchasing Shares with a view to the resale or distribution of such Shares and that at least one of the following Exemptions applies to the Investor:

(a)       Securities for Debt

The Investor's Outstanding Debt being settled through the issuance of the Shares in accordance with the terms of this Subscription Agreement is a bona fide debt owed by the Corporation to the Investor;

(b)       Insiders' Family, Close Friends and Business Associates Exemption

The Investor is:

(i)       a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(ii)       a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(iii)       a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Corporation or of an affiliate of the Corporation;

(iv)       a close personal friend of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(v)       a close business associate of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(vi)       a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Corporation;

(vii)       a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Corporation;

(viii)       a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (i) to (vii) above; or

(ix)       a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (i) to (vii) above.

(c)       Minimum Amount Exemption

The Investor is not an individual and the aggregate acquisition cost of purchasing the Shares will not be less than $150,000 paid in cash at the time of purchase, and the Investor has not been created or used solely to purchase or hold the Shares in reliance on this Exemption;

(d)       Accredited Investor Exemption

The Investor is an "Accredited Investor" and the Investor has properly completed and duly executed the Representation Letter for Accredited Investors attached to this Subscription Agreement as Schedule A indicating the means by which the Investor is an Accredited Investor and confirms the truth and accuracy of all statements made by the Investor in such certificate.

6.2                      Investors Outside of Canada (U.S. Investors see also section 6.3(j))

                             If the Investor is resident in a jurisdiction outside of Canada (including the United States) it acknowledges and certifies that:

(a)       no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(b)       there is no government or other insurance covering the Shares;

(c)       there are risks associated with the purchase of the Shares;

(d)       there are restrictions on the Investor's ability to resell the Shares, and it is the responsibility of the Investor to determine what those restrictions are and to comply with them before selling the Shares;

(e)       the Corporation has advised the Investor that the Corporation is relying on an exemption from the requirements to provide the Investor with a prospectus and to sell the Shares through a person registered to sell the Shares under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Investor;

(f)       the Investor is knowledgeable of securities legislation in the Investor's jurisdiction of residence that may have application over the Investor or the Offering which would apply to this subscription and is satisfied that the Corporation and the Investor will not breach such laws by completing the transaction contemplated hereby;

(g)       the Investor is purchasing the Shares pursuant to exemptions from any prospectus, registration or similar requirements under the laws of such Investor's International Jurisdiction and or, if such is not applicable, the Investor is permitted to purchase the Investor's Shares, and to the investor's knowledge the Corporation has no filing obligations in the International Jurisdiction;

(h)       no laws in the International Jurisdiction require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction;

(i)       the Shares are being acquired for investment only and not with a view to resale or distribution within the International Jurisdiction; and

(j)       if the Investor is a resident of the United Kingdom then it complies with the provisions of Section 5.1 of this Subscription Agreement as if it were a resident of British Columbia and it is a person of the kind described in Article 11(3) of the Financial Services Act, 1986 (Investment Advertisements) (Exemptions) Order 1996, as amended, and is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of its business.

6.3                      Other General Representations Applicable to All Investors

                             The following representations are hereby made by each Investor subject to the provisos contained below:

(a)       the Investor has no knowledge of a "material fact" or "material change", as those terms are defined in Applicable Securities Laws, in respect of the affairs of the Corporation that has not been generally disclosed to the public;

(b)       the Investor (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out under the heading "Name and Address of Investor" on the execution page of this Subscription Agreement;

(c)       the Investor has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Investor is a corporation, or other entity, it is duly incorporated or otherwise formed and validly existing under the laws of its jurisdiction of incorporation or formation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Investor;

(d)       the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Investor or of any agreement, written or oral, to which the Investor is a party or by which the Investor is bound;

(e)       the Investor has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Investor enforceable against the Investor;

(f)       in connection with the Investor's investment in the Shares, the Investor has not relied upon the Corporation for investment, legal or tax advice, and has in all cases sought the advice of the Investor's own personal investment advisor, legal counsel and tax advisers or has waived its rights thereto and the Investor is either experienced in or knowledgeable with regard to the affairs of the Corporation, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Shares;

(g)       no person has made to the Investor any written or oral representations:

(i)       that any person will resell or repurchase the Shares or any of the Securities;

(ii)       that any person will refund the purchase price for the Shares;

(iii)       as to the future price or value of the Shares; or

(iv)       that the Shares will be listed and posted for trading on any stock exchange or that application has been made to list the Shares on any stock exchange;

(h)       the Investor represents and warrants that the aggregate deemed subscription amount (the Outstanding Debt) hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLA") or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the "USA PATRIOT Act"), and the Investor acknowledges that the Corporation may in the future be required by law to disclose the Investor's name and other information relating to this Subscription Agreement and the Investor's subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (i) none of the Outstanding Debt being settled by the Investor (A) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Investor, and (ii) it shall promptly notify the Corporation if the Investor discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith;

(i)       the Investor acknowledges and consents to the fact that the Corporation is collecting the Investor's (and any beneficial purchaser for which the Investor is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Investor's subscription. The Investor acknowledges and consents to the Corporation retaining the personal information for so long as permitted or required by applicable law or business practices. The Investor further acknowledges and consents to the fact that the Corporation may be required by Applicable Securities Laws, stock exchange rules and/or Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Investor respecting itself (and any beneficial purchaser for which the Investor is contracting hereunder). The Investor represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Investor is contracting. In addition to the foregoing, the Investor agrees and acknowledges that the Corporation may use and disclose the Investor's personal information, or that of each beneficial purchaser for whom the Investor are contracting hereunder, as follows:

(i)       for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Investor or any beneficial purchaser for whom the Investor is contracting hereunder;

(ii)       for use and disclosure to the Corporation's transfer agent and registrar;

(iii)       for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency or the Internal Revenue Service;

(iv)       disclosure to securities regulatory authorities (including the Exchange) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(v)       disclosure to a governmental or other authority (including the Exchange) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(vi)       disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(vii)       disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Investor's prior written consent;

(viii)       disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(ix)       for use and disclosure as otherwise required or permitted by law;

The contact information for the officer of the Corporation who can answer questions about the collection of information by the Corporation is as follows:

Name and Title:	Amir Adnani, President and Chief Executive Officer
Issuer Name:	Uranium Energy Corp.
Address:	500 North Shoreline, Ste. 800N, Corpus Christi, Texas, U.S.A., 78471
Phone No.:	(361) 888-8235
Fax No.:	(361) 888-5041
e-mail:	aadnani@uraniumenergy.com

No U.S. Investor Participation Except with Accredited Investor Certificate of U.S. Purchaser (Schedule B)

(j)       the Investor represents and warrants EITHER (i) or (ii) that:

(i)       the Investor:

(A)       is not, and is not purchasing the Shares for the account of or benefit of, a U.S. Person or a person in the United States;

(B)       was not offered Shares in the United States; and

(C)       did not execute or deliver this Agreement in the United States; OR

(ii)       the Investor:

(A)       is a U.S. Person or a person in the Unites States who is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act; and

(B)       has duly completed, executed and delivered to the Corporation the Certificate of U.S. Purchaser attached hereto as Schedule B, and represents, warrants and covenants to the Corporation as to the accuracy of all matters set out therein as at the date hereof and on the Closing Date;

(k)       the Investor additionally represents and warrants that:

(i)       the Investor does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

(A)       the transfer or assignment of any rights or interests in the Shares;

(B)       the division of profits, losses, fees, commissions, or any financial stake in connection with this Subscription Agreement; or

(C)       the voting of the Shares; and

(ii)       the Investor has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons or for the account or benefit of U.S. Persons; and

(iii)       the Investor represents that the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(l)       the Investor acknowledges that:

(i)       the Securities have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States or to a U.S. Person unless an exemption from such registration requirements is available;

(ii)       the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Shares; and

(iii)       the Investor will not engage in any directed selling efforts (as defined by Regulation S under the U.S. Securities Act) in the United States in respect of the Shares, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of conditioning the market in the United States for the resale of the Shares.

Compliance with Resale Laws

(m)       the Investor will comply with Applicable Securities Laws concerning the resale of the Shares and all related restrictions (and the Corporation is not in any way responsible for such compliance) and shall speak and consult with its own legal advisors with respect to such compliance;

Own Expense

(n)       the Investor acknowledges and agrees that all costs and expenses incurred by the Investor (including any fees and disbursements of any special counsel or other advisors retained by the Investor) relating to the purchase of the Shares shall be borne by the Investor; and

International Investor

(o)       if the Investor is resident of an International Jurisdiction (meaning herein a country other than Canada or the United States) then:

(i)       the Investor is knowledgeable of securities legislation having application or jurisdiction over the Investor and the Offering (other than the laws of Canada and the United States) which would apply to this subscription;

(ii)       the Investor is purchasing the Shares pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction or, if such is not applicable, the Investor is permitted to purchase the Investor's Shares and the Corporation has no filing obligations in the International Jurisdiction;

(iii)       no laws in the Investor's International Jurisdiction require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(iv)       the Shares are being acquired for investment only and not with a view to resale and distribution within the Investor's International Jurisdiction.

7.                         The Corporation's Representations

7.1                      The Corporation represents and warrants to the Investor that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)       the Corporation's Public Record is correct in all material respects and does not omit any material information about the Corporation;

(b)       the Corporation and its subsidiaries are valid and existing corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

(c)       the Corporation has complied, or will comply, with Applicable Securities Laws and all applicable corporate laws and regulations in connection with the offer, sale and issuance of the Securities, and in connection therewith has not engaged in any "direct selling efforts," as such term is defined in Regulation S, or any "general solicitation or general advertising" as described in Regulation D;

(d)       the financial statements contained in the Public Record accurately reflect the financial position of the Corporation as at the date thereof, and no adverse material changes in the financial position of the Corporation have taken place since the date of the Corporation's last financial statements except as filed in the Public Record;

(e)       the creation, issuance and sale of the Securities by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Corporation is a party;

(f)       the Securities will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances;

(g)       this Subscription Agreement when accepted has been duly authorized by all necessary corporate action on the part of the Corporation and, subject to acceptance by the Corporation, constitutes a valid obligation of the Corporation legally binding upon it and enforceable in accordance with its terms;

(h)       neither the Corporation nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Corporation's knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record;

(i)       no order ceasing or suspending trading in the securities of the Corporation nor prohibiting sale of such securities has been issued to the Corporation or its directors, officers or promoters and to the best of the Corporation's knowledge no investigations or proceedings for such purposes are pending or threatened;

(j)       except as set out in the Public Record or herein, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued Shares of the Corporation or any other security convertible or exchangeable for any such shares or to require the Corporation to purchase, redeem or otherwise acquire any of the issued or outstanding shares of the Corporation.

8.                         Covenants of the Corporation

8.1                      The Corporation hereby covenants with each Investor that it will:

(a)       offer, sell, issue and deliver the Securities pursuant to exemptions from the prospectus filing, registration or qualification requirements of Applicable Securities Laws and otherwise fulfill all legal requirements required to be fulfilled by the Corporation in connection with the Offering; and

(b)       within the required time, file with the Exchange any documents, reports and information, in the required form, required to be filed by Applicable Securities Laws in connection with the Offering, together with any applicable filing fees and other materials;

9.                         Resale Restrictions and Legending of Securities

9.1                      The Investor acknowledges that any resale of the Securities will be subject to resale restrictions required by the Applicable Securities Laws. The Investor will receive certificates representing the Securities bearing the following legend imprinted thereon:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [four months plus one day from the Closing Date]."

9.2                      The Investor acknowledges that the Issuer is considered a U.S. "domestic issuer" under applicable U.S. securities laws and, as such, upon the original issuance therefore and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Shares and all certificates issued in exchange therefore or in substitution thereof, shall bear one of the following legends:

The certificates representing the Securities issued outside the United States to non-U.S. Persons shall bear the following legend:

'THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT."

                             The certificates representing the Shares issued in the United States or to U.S. Persons shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.";

provided, however, in either case, if any Shares are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Corporation an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

10.                         Investor's Consent to Corporation to Correct or Complete Subscription Agreement

10.1                      The Investor consents to the Corporation, and its law firm, completing or correcting the Investor's Subscription Agreement in any non-material fashion as may reasonably be required to make it effective.

11.                         General

11.1                      Time is of the essence hereof.

11.2                      Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

11.3                      The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

11.4                      This Subscription Agreement shall be subject to, governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada as applicable therein and the Investor hereby irrevocably attorns to the jurisdiction of the Courts situated therein.

11.5                      This Subscription Agreement may not be assigned by any party hereto.

11.6                      The Corporation shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, and acceptance by the Corporation of a facsimile copy of this Subscription Agreement shall create a legal, valid and binding agreement between the Investor and the Corporation in accordance with its terms.

11.7                      This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

11.8                      This Subscription Agreement and including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Shares by the Investor pursuant hereto, the completion of the issue of Shares of the Corporation and any subsequent disposition by the Investor of the Shares.

11.9                      The invalidity or unenforceability of any particular provision of this subscription shall not affect or limit the validity or enforceability of the remaining provisions of this subscription.

11.10                      Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Investor, or by anyone else.

11.11                      All monetary amounts are in United States dollars unless otherwise expressly stipulated.

__________

SCHEDULE A

REPRESENTATION LETTER

To:                 Uranium Energy Corp. (the "Corporation").

In connection with the purchase of the Shares (as such term is defined in the Subscription Agreement to which this Schedule "A" is attached) of the Corporation by the undersigned subscriber or, if applicable, the disclosed principal on whose behalf the undersigned is purchasing as agent (the "Subscriber" for the purposes of this Schedule "A"), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.       the Subscriber is resident in one of the Provinces or Territories in Canada or is otherwise subject to the applicable securities laws of one of such Provinces or is subject to the applicable securities laws of a jurisdiction other than Canada or the United States;

2.       The Subscriber is either purchasing the Shares as principal for the Subscriber's own account or is deemed under National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators ("NI 45-106") to be purchasing the Shares as principal;

3.       the Subscriber:

(a)       if a resident in one of the Provinces or Territories in Canada, the Subscriber's bona fide debt is one that was incurred for value on commercially reasonable terms and that on the date the debt was incurred the Subscriber and the Corporation believed would be repaid in cash. In addition, the Subscriber's debt is currently outstanding and due as evidenced by the Subscriber issuing an invoice, demand letter or other written statement to the Corporation indicating that the debt is due; or

(b)       if a resident in one of the Provinces or Territories in Canada, is an "accredited investor" (and will be at the closing of the issue and sale of the Shares) within the meaning of NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix I to this Representation Letter (YOU MUST ALSO INITIAL THE APPROPRIATE LINE IN APPENDIX I TO THIS REPRESENTATION LETTER AND, IF APPLICABLE, COMPLETE EACH QUESTION WHICH FOLLOWS THAT PARTICULAR PORTION OF THE DEFINITION). If the Subscriber is an individual relying on paragraph (j), (k) or (l) of the "accredited investor" definition in Appendix I to this Representation Letter, please duly complete and sign two copies of Form 45-106F9 - "Form for Individual Accredited Investors" in the form attached hereto as Appendix II to this Representation Letter. In addition, if the Subscriber is an individual relying on paragraph (j), (j.1), (k) or (l) of the "accredited investor" definition in Appendix I to this Representation Letter, please duly complete and sign the Accredited Investor Questionnaire attached hereto as Appendix III to this Representation Letter; or

(c)       if a resident in one of the Provinces or Territories in Canada, except Saskatchewan, satisfies (and will satisfy at the closing of the issue and sale of the Shares) one of the categories set forth in Appendix IV to this Representation Letter, and if the Subscriber is from Ontario, the Corporation must not be an investment fund and the Subscriber must complete Appendix V to this Representation Letter; or

(d)       if a resident in one of the Provinces or Territories in Canada, it is not an individual, it was not created or used solely to purchase or hold the Shares and the aggregate acquisition cost for the Shares, payable by the Subscriber in cash at the time of the distribution, is not less than $150,000; or

(d)       if the Subscriber is a U.S. Person or purchasing the Shares for the account or benefit of a U.S. Person or a person in the United States, is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act, has completed Schedule "B" attached to the Subscription Agreement and is an "accredited investor" (and will be at the closing of the issue and sale of the Shares) within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix I to this Representation Letter (YOU MUST ALSO INITIAL THE APPROPRIATE LINE IN APPENDIX I TO THIS REPRESENTATION LETTER AND, IF APPLICABLE, COMPLETE EACH QUESTION WHICH FOLLOWS THAT PARTICULAR PORTION OF THE DEFINITION). If the Subscriber is an individual relying on paragraph (j), (k) or (l) of the "accredited investor" definition in Appendix I to this Representation Letter, please duly complete and sign two copies of Form 45-106F9 - "Form for Individual Accredited Investors" in the form attached hereto as Appendix II to this Representation Letter. In addition, if the Subscriber is an individual relying on paragraph (j), (j.1), (k) or (l) of the "accredited investor" definition in Appendix I to this Representation Letter, please duly complete and sign the Accredited Investor Questionnaire attached hereto as Appendix III to this Representation Letter.

4.       The above representations, warranties and covenants will be true and correct both as of the execution of this Representation Letter and as of the issue date and acknowledges that they will survive the completion of the issue of the Shares.

5.       The undersigned acknowledges that the foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Shares and that this Representation Letter is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Shares.

Dated: _________________________, 2016.

____________________________________________
Print name of Subscriber

By:  ________________________________________
        Signature

        ________________________________________
        Print name of Signatory (if different from
        Subscriber)

        ________________________________________
        Title

__________

APPENDIX I TO SCHEDULE "A"

CERTIFICATE OF ACCREDITED INVESTOR STATUS UNDER NI 45-106

NOTE: THE SUBSCRIBER MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW AND COMPLETE EACH QUESTION WHICH FOLLOWS THE APPLICABLE PORTION OF THE DEFINITION.

Accredited Investor - (as defined in National Instrument 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in National Instrument 45-106) includes:
_______	(a) except in Ontario, a Canadian financial institution, or a Schedule III bank,
_______	(a.1) in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1 (1) of the Securities Act (Ontario),
_______	(b) except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
_______	(b.1) in Ontario, the Business Development Bank of Canada,
_______

(c)       except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______

(c.1)       in Ontario, a subsidiary of any person or company referred to in clause (a.1) or (b.1), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______	(d) except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
_______	(d.1) in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,
Jurisdiction(s) registered: ______________ Categories of registration:_______________
_______	(e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
_______

(e.1)       an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

Name of person with whom Subscriber is or was registered: ______________________ Jurisdiction(s) registered: _____________ Categories of registration:______________

_______	(f) except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,
_______

(f.1)       in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

_______

(g)       a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

_______	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
_______

(i)       except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

_______

(i.1)        in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

Jurisdiction(s) registered: _____________ Registration number(s):________________
_______

(j)       an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000, [If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix II to this Schedule "A" and the Accredited Investor Questionnaire attached as Appendix III to this Schedule "A"]

_______

(j.1)       an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000, [If this is your applicable category, you must also complete the Accredited Investor Questionnaire attached as Appendix III to this Schedule "A"]

_______

(k)       an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year, [If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix II to this Schedule "A" and the Accredited Investor Questionnaire attached as Appendix III to this Schedule "A"]

_______

(l)       an individual who, either alone or with a spouse, has net assets of at least $5,000,000, [If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix II to this Schedule "A" and the Accredited Investor Questionnaire attached as Appendix III to this Schedule "A"]

_______	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,
Type of entity: _____________ Jurisdiction and date of formation: ________________

_______

(n)       an investment fund that distributes or has distributed its securities only to:

(i)       a person that is or was an accredited investor at the time of the distribution,

(ii)       a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds], or

(iii)       a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

_______

(o)       an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

_______

(p)       a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

Jurisdiction(s) registered: _______________ Registration number(s):_______________
_______

(q)       a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

Jurisdiction(s) registered or authorized: _____________________________________ Categories of registration: _________________________________________________
_______

(r)       a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

Registration number(s) assigned to subscriber: ________________________________

Name of eligibility advisor or registered advisor: _______________________________

Jurisdiction(s) registered: _____________ Categories of registration:_______________

_______

(s)       an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) paragraph (i) [and in Ontario, paragraphs (a.1) to (d.1) or paragraph (i.1)] in form and function,

Jurisdiction organized: _________________ Type of entity: ______________________

_______

(t)       a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors [If this is your applicable category, each owner of interest must individually complete and submit to the Corporation its own copy of this Certificate of Accredited Investor],

Name(s) of owners of interest: ______________________________________________

Type of entity (if applicable): _______________________________________________

Categories of accredited investor: ___________________________________________

_______	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,
Name of advisor: ___________________ Jurisdiction(s) registered: ________________ Categories of registration:______________ Basis of exemption: ____________________
_______	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,
_______	(v.1) in Ontario, a person or company that is recognized or designated by the Commission as an accredited investor,
Jurisdiction(s) recognized or designated: ______________________________________
_______

(w)       a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

Name(s) of settlor: ________________________________________________________

Name(s) of trustees: _______________________________________________________

Categories of accredited investor: ___________________________________________

Categories of beneficiaries: _________________________________________________

Dated: _________________________, 2016.

___________________________________________________
Print name of Subscriber

___________________________________________________
Signature

___________________________________________________
Print name of Signatory (if different from Subscriber)

___________________________________________________
Title

Notes:

For the purposes hereof:
(a)	"Canadian financial institution" means:
(i)

an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada); or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

"control person" has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where "control person" means any person that holds or is one of a combination of persons that hold:

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer; or
	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;
(c)	"director" means:
	(i)	a member of the board of directors of a company or an individual who performs similar functions for a company; and
	(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;
(d)	"eligibility adviser" means:
(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a Subscriber and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and
(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	"executive officer" means, for an issuer, an individual who is:
	(i)	a chair, vice-chair or president;
	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production;
	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer; or
	(iv)	performing a policy-making function in respect of the issuer;

(f)

"financial assets" means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser's personal residence would not be included in a calculation of financial assets;

(g)	"financial statements" for the purposes of paragraph (m) of the "accredited investor" definition must be prepared in accordance with generally accepted accounting principles;
(h)	"founder" means, in respect of an issuer, a person who:
	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and
	(ii)	at the time of the trade is actively involved in the business of the issuer;
(i)

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(j)	"investment fund" has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;
(k)	"person" includes:
	(i)	an individual;
	(ii)	a corporation;
	(iii)	a partnership, trust, fund and association, syndicate, organization or other organized group of persons, whether incorporated or not; and
	(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;
(l)

"person" in Ontario means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative;

(m)

"net assets" means all of the purchaser's total assets minus all of the purchaser's total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser's personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser's personal residence. To calculate a purchaser's net assets under the "accredited investor" definition, subtract the purchaser's total liabilities from the purchaser's total assets (including real estate). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security;

(n)	"related liabilities" means:
	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or
	(ii)	liabilities that are secured by financial assets;
(o)	"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
(p)	"spouse" means an individual who:
	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;
	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(q)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

All monetary references are in Canadian (CAD) dollars.

__________

APPENDIX II TO SCHEDULE "A" FORM 45-106F9 - FORM FOR INDIVIDUAL ACCREDITED INVESTORS

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Shares	Issuer: Uranium Energy Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $_________________.
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.

Lack of advice - You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

  Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

  Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the case and securities.
Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Uranium Energy Corp.
500 North Shoreline, Suite 800N
Corpus Christi, Texas, USA 78471
Attention: Amir Adnani
Telephone: (361) 888-8235
Email: aadnani@uraniumenergy.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

__________

APPENDIX III TO SCHEDULE "A"

ACCREDITED INVESTOR QUESTIONNAIRE

To:                  Uranium Energy Corp. (the "Corporation").

In connection with the purchase of the Shares (the "Securities") of the Corporation by the undersigned subscriber or, if applicable, the disclosed principal on whose behalf the undersigned is purchasing as agent (the "Subscriber" for the purposes of this Schedule "A"), the Subscriber is required to complete this questionnaire (the "Questionnaire"). The Questionnaire is being distributed to the Subscriber by the Corporation, to enable the Corporation to determine whether the Subscriber is qualified to invest in the Securities. In order to qualify under the Accredited Investor prospectus exemption set out in Section 2.3 of National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators ("NI 45-106") or Section 73.3 of the Securities Act (Ontario), the Subscriber must be an "accredited investor" (as that term is defined in Section 1.1 of NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106).

The Subscriber understands that the Corporation and its counsel are relying upon the accuracy and completeness of the information provided in the Questionnaire in order to determine whether the Subscriber qualifies for the accredited investor prospectus exemption in compliance with NI 45-106 or Section 73.3 of the Securities Act (Ontario). The Subscriber agrees to indemnify and hold harmless the Corporation, their respective directors, officers, shareholders, representatives and agents, and any person who controls any of the foregoing, against any and all loss, liability, claim, damage and expense (including attorneys' fees) arising out of or based upon any misstatement or omission in the information provided in the Questionnaire.

ACCORDINGLY, THE SUBSCRIBER IS OBLIGATED TO READ THE QUESTIONNAIRE CAREFULLY AND TO ANSWER THE ITEMS CONTAINED HEREIN COMPLETELY AND ACCURATELY.

ALL INFORMATION CONTAINED IN THE QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, the Subscriber understands and agrees that the Corporation may present, upon giving prior notice to the Subscriber, the Questionnaire to such parties as the Corporation deems appropriate if called upon to establish that the issuance of the Securities is exempt from the prospectus requirements in accordance with the accredited investor prospectus exemption; provided, however, that the Corporation need not give prior notice to the Subscriber of its presentation of the Questionnaire to the Corporation's regularly employed legal, accounting and financial advisors. The Subscriber understands that this Questionnaire is merely a request for information and is not an offer to sell, a solicitation of an offer to buy, or a sale of the Securities. The Subscriber also understands that the Subscriber may be required to furnish additional information.

PLEASE NOTE THE FOLLOWING INSTRUCTIONS BEFORE COMPLETING THIS QUESTIONNAIRE.

Unless instructed otherwise, the Subscriber must answer each question on the Questionnaire. If the answer to a particular question is "None" or "Not Applicable," please so state. If the Questionnaire does not provide sufficient space to answer a question, please attach a separate schedule to your executed Questionnaire that indicates which question is being answered thereon. Persons having questions concerning any of the information requested in this Questionnaire should consult with their purchaser representative or representatives, lawyer, accountant or broker or may call the Corporation's solicitors at: (604) 691-7445 (Direct Phone) or email thomas.deutsch@mcmillan.ca.

One signed and dated copy of the Questionnaire should be returned with the Subscription Agreement to which the Questionnaire is attached to the Corporation at 500 North Shoreline, Ste. 800N, Corpus Christi, Texas, U.S.A., 78471. The other copy should be retained for the Subscriber's files.

1.        Personal Data

Name:  _______________________________________________________________________________________

Address:______________________________________________________________________________________

_____________________________________________________________________________________________

Email for notice and correspondence: ______________________________________________________________

2.        Employment and Business Experience

Present occupation:_____________________________________________________________________________

Do you own your own business or are you otherwise employed? _________________________________________

Name and type of business employed by or owned:____________________________________________________

_____________________________________________________________________________________________

Present title or position: _________________________________________________________________________

Do you have any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage licenses, dealer registration, advisor registration or investment fund manager registration?

Yes: ____________ No: ____________

If yes, please list such licenses or registrations, the date(s) you received the same, and whether they are in good standing:

3.        Financial Information

Your annual net income before taxes (all sources):
Most recent calendar year:	☐ Less than $49,999	☐ $50,000-$99,999	☐ $100,000-$149,999
	☐ $150,000- $199,999	☐ $200,000-$299,000	☐ $300,000-$399,999
	☐ $400,000-$500,000	☐ Greater than $500,000

Prior calendar year:	☐ Less than $49,999	☐ $50,000-$99,999	☐ $100,000-$149,999
	☐ $150,000-$199,999	☐ $200,000-$299,000	☐ $300,000-$399,999
	☐ $400,000-$500,000	☐ Greater than $500,000

Your spouse's annual net income before taxes (all sources):

Most recent calendar year:	☐ Less than $49,999	☐ $50,000-$99,999	☐ $100,000-$149,999
	☐ $150,000-$199,999	☐ $200,000-$299,000	☐ $300,000-$399,999
	☐ $400,000-$500,000	☐ Greater than $500,000

Prior calendar year:	☐ Less than $49,999	☐ $50,000-$99,999	☐ $100,000-$149,999
	☐ $150,000-$199,999	☐ $200,000-$299,000	☐ $300,000-$399,999
	☐ $400,000-$500,000	☐ Greater than $500,000

Your estimated financial assets net of related liabilities:

☐ Less than $249,999	☐ $250,000 - $499,999	☐ $500,000 - $749,999 ☐ $750,000 - $1,000,000
☐ $1,000,001- $3,000,000	☐ $3,000,001 -$5,000,000	☐ Greater than $5 million

Briefly describe the nature of your financial assets:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Your spouse's estimated financial assets net of related liabilities:

☐ Less than $249,999	☐ $250,000 - $499,999	☐ $500,000 - $749,999 ☐ $750,000 - $1,000,000
☐ Greater than $1 million

Briefly describe the nature of your spouse's financial assets:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

"financial assets" means cash, securities or a contract of insurance, a deposit or evidence of deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser's personal residence would not be included in a calculation of financial assets.

"related liabilities" means: (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or (ii) liabilities that are secured by financial assets.

Your estimated total net assets:
 Less than $449,999	 $500,000-$999,999	 $1,000,000-$1,999,999
 $2,000,000-$2,999,999	 $3,000,000-$3,999,999	 $4,000,000-$4,999,999
 $5 million or more

Briefly describe the nature of your net assets:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Your spouse's estimated total net assets:
 Less than $449,999	 $500,000-$999,999	 $1,000,000-$1,999,999
 $2,000,000-$2,999,999	 $3,000,000-$3,999,999	 $4,000,000-$4,999,999
 $5 million or more

Briefly describe the nature of your spouse's net assets:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

"net assets" means all of the subscriber's total assets minus all of the subscriber's total liabilities, and those of the subscriber's spouse if the subscriber's spouse's total net assets are being included to satisfy category (l) of the accredited investor definition. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a subscriber's personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the subscriber's personal residence. To calculate a subscriber's net assets, subtract the subscriber's total liabilities from the subscriber's total assets (including real estate). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security.
Purchaser's Signature __________________________________________ Signature __________________________________________ Name (please type or print) __________________________________________ Date

Spouse's Signature (if applicable)

__________________________________________
Signature

__________________________________________
Name (please type or print)

__________________________________________
Date

__________

APPENDIX IV TO SCHEDULE "A"

CERTIFICATE OF family, friends and business associates status under ni
45-106 FOR SUBSCRIBERS RESIDENT IN ALL PROVINCES AND TERRITORIES IN
CANADA EXCEPT FOR SASKATCHEWAN

To:                    Uranium Energy Corp. (the "Corporation").

(Capitalized terms not specifically defined in this Form have the meaning ascribed to them in the Subscription Agreement to which this Form is attached.)

For the purposes of this Subscription Agreement, a "close personal friend" of a director, executive officer, founder or control person of the Corporation is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness. The term "close personal friend" can include a family member who is not already specifically identified in the exemptions if the family member satisfies the criteria described above.

An individual is not a close personal friend solely because the individual is:

(a)       a relative,

(b)       a member of the same organization, association or religious group, or

(c)       a client, customer, former client or former customer.

For the purposes of this Agreement, a "close business associate" is an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the Corporation to be in a position to assess their capabilities and trustworthiness.

An individual is not a close business associate solely because the individual is:

(a)       a member of the same organization, association or religious group, or

(b)       a client, customer, former client or former customer.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemptions are not available for a close personal friend of a close personal friend of a director of the Corporation.

It is acknowledged by the parties that no commission or finder's fee may be paid to any director, officer, founder or control person of the Corporation in connection with a trade under one of the following prospectus exemptions.

In connection with the execution of the Subscription Agreement to which this Form is attached, the undersigned (the "Subscriber") represents and warrants to the Corporation that the Subscriber is (please place an "X" on the appropriate lines and complete the required information for the applicable category):
_____ Category 1	A director, executive officer, employee or control person of the Corporation or of an affiliate of the Corporation;
_____ Category 2

A spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Corporation or of an affiliate of the Corporation, namely ;

[insert name of such director, executive officer or control person]

_____ Category 3

A parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Corporation or of an affiliate of the Corporation, namely ;

[insert name of such director, executive officer or control person]

____ Category 4

A close personal friend of a director, executive officer or control person of the Corporation or of an affiliate of the Corporation;

_________________________________________________________________________
(insert name of applicable person)

_________________________________________________________________________
Length of Relationship

_________________________________________________________________________
Details of Relationship

____ Category 5

A close business associate of a director, executive officer or control person of the Corporation or of an affiliate of the Corporation;

_________________________________________________________________________
(insert name of applicable person)

_________________________________________________________________________
Length of Relationship

_________________________________________________________________________
Prior Business Dealings

_________________________________________________________________________
Details of Relationship

____ Category 6

A founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Corporation;

_________________________________________________________________________
(insert name of applicable person)

_________________________________________________________________________
Length of Relationship

_________________________________________________________________________
Prior Business Dealings (if applicable)

_________________________________________________________________________
Details of Relationship

_____ Category 7

A parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Corporation;

_________________________________________________________________________
(insert name of applicable person)

_________________________________________________________________________
Length of Relationship

_________________________________________________________________________
Details of Relationship

____ Category 8

A person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in Categories 1 to 7 above;

_________________________________________________________________________
(insert name of applicable person)

_________________________________________________________________________
Length of Relationship

_________________________________________________________________________
Prior Business Dealings (if applicable)

_________________________________________________________________________
Details of Relationship

____ Category 9

A trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in Categories 1 to 7 above.

_________________________________________________________________________
(insert name of applicable person)

_________________________________________________________________________
Length of Relationship

_________________________________________________________________________
Prior Business Dealings (if applicable)

_________________________________________________________________________
Details of Relationship

If the Subscriber is a resident of Ontario and the Corporation is not an investment fund, the Subscriber has concurrently executed and delivered a Form 45-106F12 - Risk Acknowledgement Form for Family, Friends and Business Associate Investors in the form attached as Appendix V to this Schedule "A" and signed by all of the following:

(a)       the Subscriber;

(b)       an executive officer of the Corporation other than the Subscriber;

(c)       if the Subscriber is a person referred to in Category 2 above, the director, executive officer or control person of the Corporation or an affiliate of the Corporation who has the specified relationship with the purchaser;

(d)       if the Subscriber is a person referred to under Category 3 above, the director, executive officer or control person of the Corporation or an affiliate of the Corporation whose spouse has the specified relationship with the Subscriber;

(e)       if the Subscriber is a person referred to under Category 4 or 5 above, the director, executive officer or control person of the Corporation or an affiliate of the Corporation who is a close personal friend or a close business associate of the Subscriber; and

(f)       the founder of the Corporation, if the Subscriber is a person referred to in Category 6 or 7 above, other than the founder of the Corporation.

The statements made in this Form are true and accurate to the best of my information and belief and I will promptly notify the Corporation of any changes in the answers.
Dated: _________________________, 2016.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

X
Name of Subscriber (please print)

X
Name of authorized signatory (if Subscriber not an individual) (please print)

X
Official capacity of authorized signatory (if Subscriber not an individual) (please print)

__________

APPENIX V TO SCHEDULE "A" FORM 45-106F12 Risk Acknowledgement Form for Family, Friend and Business Associate Investors To: Uranium Energy Corp. (the "Issuer").

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER
1. About your investment
Type of securities: Shares	Issuer: Uranium Energy Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $__________________.
Liquidity risk - You may not be able to sell your investment quickly - or at all.

Lack of information - You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials

A)   You are:

1.   [check all applicable boxes]

[ ] a director of the issuer or an affiliate of the issuer

[ ] an executive officer of the issuer or an affiliate of the issuer

[ ] a control person of the issuer or an affiliate of the issuer

[ ] a founder of the issuer

OR

2.   [check all applicable boxes]

[ ] a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

[ ] a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B)   You are a family member of ________________________, who holds the following position at the issuer or an affiliate of the issuer: ______________________________.

You are the __________________________ of that person or that person's spouse.

C)   You are a close personal friend of _________________________, who holds the following position at the issuer or an affiliate of the issuer: _____________________.

You have known that person for _______ years.

D)   You are a close business associate of ______________________, who holds the following position at the issuer or an affiliate of the issuer:
________________________.

You have known that person for _______ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of that person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE PERSONAL RELATIONSHIP, IF APPLICABLE

5. Contact person at the issuer or an affiliate of the issuer

[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this for, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

[ ] family relationship as set out in section 3B of this form

[ ] close personal friendship as set out in section 3C of this form

[ ] close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Uranium Energy Corp.
500 North Shoreline, Suite 800N
Corpus Christi, Texas, USA 78471
Attention: Amir Adnani
Telephone: (361) 888-8235
Email: aadnani@uraniumenergy.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

Signature of executive officer of issuer (other than the purchaser):	Date:

-- End of Schedule "A" --

__________

SCHEDULE B

ACCREDITED INVESTOR CERTIFICATE OF U.S. PURCHASER

(THIS FORM MUST BE COMPLETED BY UNITED STATES INVESTORS ONLY)

To:               Uranium Energy Corp. (the "Corporation").

                          A "United States investor" is: (a) any person who is, or who is purchasing the Shares for the account of or benefit of, a U.S. Person or a person in the United States; (b) any person who was offered Shares in the United States; or (c) any person who executed or delivered this Agreement in the United States. The term "U.S. Person" means a U.S. person as defined in Regulation S, and includes: (a) any natural person resident in the United States; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any trust of which any trustee is a U.S. Person; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), unless it is organized or incorporated, and owned, by accredited investors (within the meaning assigned in Rule 501(a) of Regulation D) who are not natural persons, estates or trusts; (e) any estate of which any executor or administrator is a U.S. Person. Capitalized terms not specifically defined in this Certificate will have the meaning ascribed to them in the Subscription Agreement to which this Certificate is attached.

2.                        The Investor covenants, represents and warrants to the Corporation that:

(a)       it understands (A) that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States; and (B) that the offer and sale contemplated hereby is being made in reliance on an exemption from such registration requirements in reliance on Rule 506 of Regulation D promulgated under the U.S. Securities Act and/or Section 4(a)(2) of the U.S. Securities Act;

(b)       it acknowledges it has not purchased the Shares as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D), including advertisements, articles, press releases, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the Internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c)       it understands and agrees that there may be material tax consequences to the Investor of an acquisition, disposition or exercise of any of the Securities. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Investor under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities. In particular, no determination has been made whether the Corporation will be a "passive foreign investment company" within the meaning of Section 1291 of the United States Internal Revenue Code of 1986, as amended;

(d)       it understands and agrees that the financial statements of the Corporation have been prepared in accordance with United States generally accepted accounting principles, which differ in some respects from Canadian generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(e)       it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. they MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSEFERRED EXPECT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.";

(f)       it consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

(g)       if an individual, it is a resident of the state or other jurisdiction listed in its address on the signature page of the Subscription Agreement, or if the Investor is not an individual, the office of the Investor at which the Investor received and accepted the offer to purchase the Corporation's Securities is the address listed on the signature page of the Subscription Agreement;

(h)       it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment;

(i)       the Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares;

(j)       it is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

(k)       it acknowledges that the Securities will be "restricted securities", as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws, and it agrees that if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

(i)       the sale is to the Corporation;

(ii)       the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(iii)       the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

(iv)       the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws and that the legend referred to in paragraph (e) above may be removed.; and

(n)       it, and if applicable, each beneficial purchaser for whose account it is purchasing the Shares, is an "accredited investor" as defined in Regulation D by virtue of satisfying one or more of the categories indicated below (please hand-write your initial on the appropriate lines and write "SUB" for the criteria the Investor meets and "BEN" for the criteria any persons for whose account or benefit the Investor is purchasing the Shares meets):

_______	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_______	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_______	Category 3.	A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; or
_______	Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
_______	Category 5.	An investment company registered under the Investment Company Act of 1940; or
_______	Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or
_______	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
_______	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

_______	Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_______	Category 10.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or
_______	Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US$5,000,000; or

_______	Category 12.	A director, executive officer or general partner of the Corporation; or

_______	Category 13.

A natural person whose individual net worth, or joint net worth with that person's spouse, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person's primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or

_______	Category 14.

A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______	Category 15.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D; or

_______	Category 16.

An entity in which each of the equity owners meets the requirements of one of the above categories (if this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor).

ONLY UNITED STATES INVESTORS NEED TO COMPLETE AND SIGN

[Signature page on immediately following page.]

Dated: _________________________, 2016.

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Authorized signatory (if Subscriber is not an individual)

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Name of Subscriber (please print)

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Name of authorized signatory (please print)

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Official capacity of authorized signatory (please print)

__________

-- End of Schedule "B" --

-- End of Subscription Agreement --

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